American Century World Mutual Funds, Inc.

Prospectus Supplement

International Opportunities Fund

Supplement dated February 9, 2009 ¢ Prospectus dated April 1, 2008

The following replaces the Annual Fund Operating Expenses table and footnotes 3 and 4 on page 6 of the prospectus.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(3)	Distribution and Service (12b-1) Fees	Other Expenses(4)	Total Annual Fund Operating Expenses
Investor Class	1.98%	None	0.00%	1.98%
Institutional Class	1.78%	None	0.00%	1.78%

[3]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown has been restated based on strategy assets for the period from the most recent fiscal year end through January 31, 2009. As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights. The fee for the fiscal year ended November 30, 2007 was 1.80% for Investor Class and 1.60% for Institutional Class. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

[4]
Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

The following replaces the Example table on page 6 of the prospectus.

	1 year	3 years	5 years	10 years
Investor Class	$201	$622	$1,068	$2,303
Institutional Class	$181	$561	$965	$2,092

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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